SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche Fixed Income Opportunities Fund
Effective August 1, 2017, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund's summary prospectus.
John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2010.
Roger Douglas, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Kevin Bliss, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Thomas J. Sweeney, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.

Please Retain This Supplement for Future Reference

July 25, 2017
PROSTKR-891